SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

          AMENDMENT TO CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Amendment: August 27, 1999
                   Date of Report Being Amended: July 16, 1999


                          Commission file number 1-6187


                                ALBERTSON'S, INC.
             (Exact name of Registrant as specified in its Charter)


                     Delaware                    82-0184434
            (State of Incorporation) (Employer Identification Number)


            250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho 83726
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (208) 395-6200



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Item 7.  Financial Statements and Exhibits.

Correction is made to the following statement under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the caption, "Results of Operations - Quarterly Periods" on page 70 of the Albertson's, Inc. Supplemental Consolidated Financial Statements filed as
Exhibit 99.1 to the Current Report on Form 8-K filed on July 16, 1999 (the "July 1999 8-K").

In the July 1999 8-K, Albertson's, Inc. reported that, for the quarter ended April 29, 1999, supplemental combined identical store sales increased 1.8% and supplemental combined comparable store sales, which include replacement stores, increased 2.2% as compared with the first quarter of 1998. The amounts should have been 1.4% for supplemental combined identical store sales and 1.8% for supplemental combined comparable store sales.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALBERTSON'S, INC.
                                  (Registrant)

Date: August 27, 1999

                                  /s/  A. Craig Olson
                                  A. Craig Olson
                                  Executive Vice President and
                                  Chief Financial Officer